UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2013

SimplePons, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21134	04-2893483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1090 Fountain Street Cambridge, Ontario N3H 4R7
(Address of Principal Executive Offices)

220 Congress Park Drive, Suite 304

Delray Beach, Florida 33445

(Former name or former address, if changed
since last report)

(519) 650-9506

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 1.01 Entry into a Material Definitive Agreement.

On February 8, 2013 (the “Closing Date” or the “Closing”), SimplePons, Inc., a Delaware corporation (“we”, “our” or the “Company”), finalized that certain share exchange (the “Share Exchange”) effected by the execution and delivery of: (i) that certain Voting and Exchange Trust Agreement (the “Voting and Exchange Trust Agreement”), by and among the Company, Eco-Shift Call Corp., a wholly-owned subsidiary of the Company and a Canada corporation (“CallCo”), Eco-Shift Acquisition Corp., a wholly-owned subsidiary of the Company and a Canada corporation (“AcqusitionCo”), and Patriquin Law Professional Corporation, a Canada corporation, as trusteee (the “Trustee”); (ii) that certain Support Agreement (the “Support Agreement”), by and among the Company, CallCo and Acquisition Co; and (iii) those certain Rollover Agreements (each a “Rollover Agreement” and, collectively, the “Rollover Agreements”), by and between AcquisitionCo and each of Frank Yapuncic, Alvaro Brilhante, Gilbert Wood, James Hughes, Jeff Preitauer, Chris Freeman and Patty Bates-Wood, as stakeholders (collectively, the “Stakeholders”) of Eco-Shift Power Corp., a Canada corporation (“Eco-Shift”), respectively.

Voting and Exchange Trust Agreement

On the Closing Date, the Company entered into the Voting and Exchange Trust Agreement pursuant to which the Company issued one (1) share of the Company’s Series B Preferred Stock, par value $0.01 (the “Series B Preferred”), to the Trustee to be held on behalf of the Stakeholders, which entitles the Trustee to exercise the number of votes equal to the number of Exchangeable Shares issued and outstanding at that point in time. “Exchangeable Shares” shall mean non-voting shares of AcquisitionCo issued to a person or persons that have the right to be issued common stock of the Company on a one to one basis, subject to certain adjustment, in exchange for the redemption or cancellation of each Exchangeable Share. The Voting and Exchange Trust Agreement shall remain in force until the date that all the Exchangeable Shares are exchanged for shares of common stock in the Company.

The above description of the Voting and Exchange Trust Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting and Exchange Trust Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K.

Rollover Agreement

On the Closing Date, AcquisitionCo entered into those certain Rollover Agreements pursuant to which AcquisitionCo issued an aggregate of 1,702,235,971 Exchangeable Shares to the Stakeholders valued at $4,000,244.52 in exchange for 11,436 shares of Eco-Shift’s common stock.

The above description of the Rollover Agreement does not purport to be complete and is qualified in its entirety by reference to the Rollover Agreement, the form of which is attached hereto as Exhibit 2.2 to this Current Report on Form 8-K.

Support Agreement

On the Closing Date, the Company entered into a Support Agreement which shall govern the relationship among the parties as it relates to the issuance and existence of the Exchangeable Shares and the creation of certain obligations for the Company. Pursuant to the terms of the Support Agreement, among other things, the Company shall (i) reserve a sufficient number of shares of the Company’s common stock to satisfy the obligations of AcquisitionCo to redeem the Exchangeable Shares upon certain conditions and (ii) not declare or pay any dividend on the Company’s common stock unless AcquisitionCo simultaneously declares or pays a dividend on the Exchangeable Shares.

The above description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Support Agreement, which is attached here to as Exhibit 2.3 to this Current Report on Form 8-K.

As a result of the Share Exchange and the other transactions contemplated thereunder, Eco-Shift is now a wholly-owned subsidiary of the Company.

Note Modification

Concurrently with the closing of the Share Exchange, the Company entered into a modification agreement (the “Amendment”) to that Certain Convertible Promissory Note (the “Note”) originally issued on October 26, 2012, by the Company in favor of Asher Enterprises, Inc. (“Asher”) in the principal amount of $63,000. The Note was subsequently assigned to Linear Group Holdings, Inc. (“Linear”) pursuant to that certain Assignment Agreement dated February 8, 2013 (the “Assignment Agreement”), by and among Asher, Linear and the Company. Pursuant to the Amendment, the Note shall be convertible at the option of Linear into an aggregate amount of 632,260,655 shares of the Company’s common stock.

The above descriptions of the Assignment Agreement and Amendment do not purport to be complete and are qualified in their entirety by reference to the Assignment Agreement and Amendment, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K.

(2)

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01 above, on February 8, 2013, the Company effectuated a Share Exchange which resulted in Eco-Shift becoming our wholly-owned subsidiary.

Eco-Shift, a Canada corporation, is an energy management consulting firm that sells and distributes specialty, energy efficient lighting products together with other electrical products to commercial and industrial markets in North America and the Caribbean. Eco-Shift is focused on addressing the need for commercial, industrial, institutional and recreational (CIIR) clients to manage their energy costs during this new era of rising energy costs and beyond. The company’s mission is to help their customers achieve energy and environmental footprint reduction targets through the application of cost effective technologies. Eco-Shift offers a variety of services to identify and quantify energy savings opportunities, including, but not limited to, the following:

  Lighting system audits and retrofit recommendations;
  Lighting design services complete with photometry;
  Local power authority rebate applications and preapprovals;
  HVAC system peak load analysis;
  Power distribution load analysis and retrofit recommendations;
  IS050001 program development and implementation;
  Environmental impact analysis of GHG emissions; and
  Underwriting of complete project costs with financing packages.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Upon the Closing Date, the Company issued one (1) share of Series B Preferred to the Trustee, which entitles the Trustee to exercise the number of votes equal to the number of Exchangeable Shares that are issued and outstanding as of the record date as further described in the Voting and Exchange Trust Agreement. In addition, pursuant to the Rollover Agreement, AcquisitionCo issued an aggregate of 1,702,235,971 Exchangeable Shares to the Stakeholders valued at $4,000,244.52 in exchange for 11,436 shares of Eco-Shift’s common stock.

In conjunction with the aforementioned stock issuances, we are relying on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder. The transactions do not involve a public offering, the investors are “accredited investors” and/or qualified institutional buyers and have access to information about us and its investment.

(3)

Item 3.03 Material Modification to Rights of Security Holders.

On February 1, 2013, the Company filed the Certificate of Designation with the State of Delaware Secretary of State pursuant to which the Company set forth the designation, powers, rights, privileges, preferences and restrictions of the Series B Preferred.

Among other things, the share of the Series B Preferred has voting rights equal to the number of Exchangeable Shares that are issued and outstanding as of the record date, except for any Exchangeable Shares owned by any subsidiary of the Company. The Company has authorized one (1) share of Series B Preferred.

Item 5.01 Changes in Control of Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Closing of the Share Exchange, and as explained more fully in Item 5.02 below, Mr. Brian S. John (“Mr. John”) resigned as Chairman, Chief Executive Officer, President and director of the Company and Mr. Richard A. Miller (“Mr. Miller”) resigned as Chief Operating Officer, Vice President, Secretary and director of the Company.

Further, effective on the Closing Date, Mr. Gilbert Wood was appointed as a director and as the Company’s Chief Executive Officer and President. Additionally, Mr. James Hughes was appointed as a director and as the Company’s Chief Financial Officer

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

Subject to the effectiveness of an information statement required by Rule 14f-1 promulgated under the Exchange Act, Mr. John and Mr. Miller resigned from their positions on the board of directors (the “Board”). Their resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Resignation of Officers

Effective on the Closing Date, Mr. John resigned as Chairman, Chief Executive Officer and President of the Company and Mr. Miller resigned from his position as Chief Operating Officer, Vice President and Secretary. Their resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Officers and Directors

Effective on the Closing Date, Mr. Wood was appointed as the Company’s Chief Executive Officer, President and a member of the Board and Mr. Hughes was appointed as the Company’s Chief Financial Officer and a member of the Board. A discussion of Mr. Wood’s and Mr. Hughes’ relevant business experience follows.

Gilbert Wood, age 50

Gilbert Wood, age 50, combines over 10 years of experience in lighting senior management. Since 2007, Mr. Wood served as Chief Executive Officer, President and Chairman of Eco-Shift Power Corp.   Prior to that, Mr. Wood served as Vice-President of Business Development of Illumination IQ, a manufacturer and distributor of lighting fixtures, from 2003 through 2008. From 1990 through 2003, Mr. Wood served as Chief Executive Officer and President of Valet Vending Inc., a company that manufactured and distributed vending machines for the hotel and restaurant industry across Canada.

The Board believes that Mr. Wood‘s extensive senior management experience in the lighting industry will be an important factor in the Company’s growth in to a leader in the sustainability movement.

James Hughes, age 68

James Hughes, age 68, was a principal owner of Eco-Shift Power Corp. and has served as the Chief Financial Officer, Secretary-Treasurer and a Director of the company since 2007. From 1992 through 2007, Mr. Hughes owned and served as Chief Executive Officer and a Director of TAI Communications Inc., a provider of information products and services to professionals in Canada.

Mr. Hughes received a Bachelor of Arts degree in Economics from the University of Western Ontario in 1968 and a Chartered Accountant designation from the Institute of Chartered Accountants of Ontario in 1973.

The Board believes that Mr. Hughes’ vast experience in accounting and auditing, management consulting, developing computer based management information systems and being an entrepreneur will be a significant asset to help the Company grow in to a recognized leader in the sustainability movement.

Family Relationships

Neither Mr. Wood nor Mr. Hughes has a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Certificate of Incorporation of the Company authorizes the issuance of up to 5,000,000 shares of preferred stock and further authorizes the Board to fix and determine the designation, preferences, conversion rights, or other rights, including voting rights, qualifications, limitations, or restrictions of the preferred stock. On January 31, 2013, the Board approved by unanimous written consent an amendment to the Company’s Certificate of Incorporation to designate the rights and preferences of the Series B Preferred.

On February 1, 2013, the Company filed a Certificate of Designation with the Delaware Secretary of State to designate the rights and preferences of Series B Preferred. The Series B Preferred is being issued as described in Item 1.01 of this Form 8-K, which is incorporated by reference into this Item 5.03.

(4)

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

This Current Report on Form 8-K will be supplemented by amendment to provide the required financial statements not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

This Current Report on Form 8-K will be supplemented by amendment to provide the required pro forma financial information not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Form of Voting and Exchange Trust Agreement, dated February 8, 2013, by and among SimplePons, Inc., Eco-Shift Call Corp., Eco-Shift Acquisition Corp. and Patriquin Law Professional Corporation*

2.2	Form of Rollover Agreement, dated February 8, 2013, by and between SimplePons, Inc. and each of Frank Yapuncic, Alvaro Brilhante, Gilbert Wood, James Hughes, Jeff Preitauer, Chris Freeman and Patty Bates-Wood, respectively*

2.3	Form of Support Agreement, dated February 8, 2013, by and among SimplePons, Inc., Eco-Shift Call Corp. and Eco-Shift Acquisition Corp.*

3.1	Certificate of Incorporation of Eco-Shift Call Corp*

3.2	Certificate of Incorporation of Eco-Shift Acquisition Corp.*

3.3	Certificate of Incorporation of Eco-Shift Power Corp.*

3.4	Bylaws of Eco-Shift Call Corp.*

3.5	Bylaws of Eco-Shift Acquisition Corp.*

3.6	Bylaws of Eco-Shift Power Corp.*

3.7	Certificate of Designation for Series B Preferred Stock*

4.1	Convertible Promissory Note, dated October 26, 2012, issued by SimplePons, Inc. in favor of Asher Enterprises, Inc.*

10.1	Assignment Agreement, dated February 8, 2013, by and among Asher Enterprises, Inc., Linear Capital LLC and SimplePons, Inc.*

10.2	Modification of Convertible Promissory Note, dated February 8, 2013, executed by SimplePons, Inc. and Linear Group Holdings, Inc.*

17.1	Resignation Letter of Brian S. John*

17.2	Resignation Letter of Richard A. Miller*

* Filed herewith

(5)

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLEPONS, INC.

Date: February 14, 2013	By:	/s/ Gilbert Wood
Gilbert Wood
Chief Executive Officer